EXHIBIT 4.1

NUMBER                      [ANDRX CORPORATION LOGO]                      SHARES
ACA

COMMON STOCK            ANDRX CORPORATION - ANDRX GROUP             COMMON STOCK
          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 034553 10 7

THIS IS TO CERTIFY THAT



is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE ANDRX CORPORATION--ANDRX GROUP COMMON STOCK, PAR VALUE $.001 PER SHARE, OF
                               ANDRX CORPORATION
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
         This certificate is not valid until countersigned and registered by the Transfer Agent and Registar.
         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
                                       Dated:

/s/ ALAN P. COHEN                  ANDRX CORPORATION             /s/ SCOTT LODIN
CO-CHAIRMAN OF THE BOARD            CORPORATE SEAL               SECRETARY
                                         2000
                                       DELAWARE

COUNTERSIGNED AND REGISTERED:
           AMERICAN STOCK TRANSFER & TRUST COMPANY
                     (NEW YORK, N.Y.)                             TRANSFER AGENT
BY                                                                 AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

                               ANDRX CORPORATION

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common          UNIF GIFT MIN ACT--......Custodian......
                                                           (Cust)        (Minor)
TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                           to Minors Act........
JT TEN  - as joint tenants with right                                    (State)
          of survivorship and not as
          tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________
|                                    |
|____________________________________|__________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the Andrx Corporation--Andrx Group Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________ Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated _________________________

                               _________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PUSUANT TO S.E.C. RULE 17Ad-15.